Exhibit 10.2

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                              VOTING AGREEMENT

                                   among


                                ARI HOROWITZ


                                    and

                                 PROHA PLC

                       ------------------------------

                                Dated as of

                               July 31, 2001
                       ------------------------------




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                              VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "Agreement") is made as of July 31, 2001, by and among Proha Plc, a Finnish corporation (the "Stockholder" such Stockholder acting in solely its capacity as a stockholder of Opus360 Corporation, a Delaware corporation (the "Company")) and Ari Horowitz.

                            W I T N E S S E T H:
                            - - - - - - - - - -

         WHEREAS, the Company entered into a Share Exchange Agreement, dated as of April 11, 2001, as amended by that certain First Amendment to the Share Exchange Agreement dated as of the date hereof (as amended, the "Share Exchange Agreement") with the Stockholder, providing for the acquisition by the Company of (i) all of the shares of Artemis Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Stockholder (the "Artemis Shares"), (ii) a number of shares of Intellisoft Oy, a Finnish corporation and wholly owned subsidiary of the Stockholder, representing 19.9% of the issued and outstanding shares of Intellisoft Oy on a fully diluted basis (the "IOY Shares"), and (iii) a number of shares of Accountor Oy, a Finnish corporation and wholly owned subsidiary of the Stockholder, representing 19.9% of the issued and outstanding shares of Accountor Oy on a fully diluted basis (the "AOY Shares", the Artemis Shares, the IOY Shares and the AOY Shares to be transferred to the Company are referred to collectively as the "Exchanged Shares"), in exchange for the issuance by the Company of a number of shares of Common Stock, par value $.001 per share (the "Common Stock"), to the Stockholder, representing 80% of the issued and outstanding shares Common Stock on a fully-diluted basis after the Second Closing (as such term is defined in the Share Exchange Agreement) of such transactions (the "Transaction");

         WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner of the number of shares of Common Stock set forth opposite the Stockholder's name on Schedule I hereto; and

         WHEREAS, as a condition to the willingness of the Company to enter into the First Amendment to the Share Exchange Agreement, and as an inducement to the Company to do so, the Stockholder has agreed to enter into this Agreement for the benefit of the Company as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending, to be legally bound hereby, agree as follows:

                                 ARTICLE I

                                DEFINITIONS

         Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

         "Affiliate" shall mean, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and, in the case of a person who is an individual, shall include (i) members of such specified person's immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act) and (ii) trusts, the trustee and all beneficiaries of which are such specified person or members of such person's immediate family as determined in accordance with the foregoing clause (i). For the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person (in particular the voting and disposition of shares of Common Stock held directly or indirectly by such person), directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" shall have the meaning set forth in the Preamble.

         "Alternative Transaction" shall have the meaning set forth in
Section 3.7(a).

         "Amended Bylaws" shall mean the Amended By-Laws of the Company.

         "Amended and Restated Certificate of Incorporation" shall mean the Amended and Restated Certificate of Incorporation of the Company.

         "beneficial owner" of a security shall mean any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has (i) the power to vote, or to direct the voting of, such security or (ii) the power to dispose, or to direct the disposition of, such security, or the ability to acquire such voting or dispositive power.

         "Common Stock" shall have the meaning set forth in the Recitals.

         "Company" shall have the meaning set forth in the Recitals.

         "Documents" shall mean (i) this Agreement, (ii) the Share Exchange Agreement, and (iii) the Registration Rights Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Governmental Authority" shall mean any foreign, Federal, state or local court or governmental or regulatory authority.

         "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and applicable rules and regulations and any similar state acts.

         "Lien" shall mean any pledge, lien, claim, restriction, charge or encumbrance of any kind.

         "Notices" shall have the meaning set forth in Section 4.6.

         "person" shall mean any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

         "Registration Rights Agreement" shall mean the registration rights agreement to be entered into by the Company and the Stockholder pursuant to the Share Exchange Agreement.

         "Second Closing" shall have the meaning set forth in the Recitals.

         "Securities" shall mean all shares of Common Stock (and all other shares or securities issued or issuable in respect thereof) as of the date hereof and hereafter acquired.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         "Share Exchange Agreement" shall have the meaning set forth in the Recitals.

         "Stockholder" shall have the meaning set forth in the Preamble.

         "subsidiary" shall mean, with respect to any person, (a) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such person, by a subsidiary of such person, or by such person and one or more subsidiaries of such person, (b) a partnership in which such person or a subsidiary of such person is, at the date of determination, a general partner of such partnership, or (c) any other person (other than a corporation) in which such person, a subsidiary of such person or such person and one or more subsidiaries of such person, directly or indirectly, at the date of determination thereof, has (i) at least a majority ownership interest, (ii) the power to elect or direct the election of the directors or other governing body of such person, or (iii) the power to direct or cause the direction of the affairs or management of such person. For purposes of this definition, a person is deemed to own any capital stock or other ownership interest if such person has the right to acquire such capital stock or other ownership interest, whether through the exercise of any purchase option, conversion privilege or similar right.

         "Subsidiary" shall mean a subsidiary of the Company.

         "Termination Date" shall have the meaning set forth in Section
4.3.

         "Transaction" shall have the meaning set forth in the recitals.

                                 ARTICLE II

                        COVENANTS OF THE STOCKHOLDER

         Section 2.1 Agreement to Vote. At any meeting of the stockholders of the Company held on or prior to the Termination Date, however called, and at every adjournment or postponement thereof, or in connection with any written consent of the holders of any class or classes of the capital stock of the Company prior to the Termination Date, the Stockholder, shall vote and cause each of its controlled Affiliates to vote all of the Securities with respect to which it has the right to vote or direct the vote (as of the record date for such meeting of stockholders), (a) in favor of the Share Exchange Agreement and all of the transactions contemplated by the Share Exchange Agreement, all matters requiring approval of stockholders under the listing requirements of the Nasdaq Stock Market, if any, in connection with such transactions, and any actions required in furtherance hereof, including, without limitation, the amendment and restatement of the Amended and Restated Certificate of Incorporation to reflect an increase in the Company's authorized Common Stock in order to permit the issuance of Common Stock at the Second Closing, (b) against any Alternative Transaction, and (c) against any action or agreement that, directly or indirectly, is inconsistent with or that could reasonably be expected, directly or indirectly, to impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Share Exchange Agreement and the other Documents. The Stockholder shall not enter into, or permit any of its controlled Affiliates to enter into, any agreement or understanding with any person prior to the Termination Date, directly or indirectly, to vote, grant any proxy or power of attorney, give instructions or enter into a voting agreement with respect to the voting of its Securities in any manner inconsistent with the preceding sentence.

         Section 2.2 Proxies and Voting Agreement.

                 (a) The Stockholder represents and warrants to Ari Horowitz that it has revoked, and caused its controlled Affiliates to revoke, any and all previous proxies granted with respect to its Securities.

                 (b) Prior to the Termination Date, the Stockholder shall not, and shall cause each of its controlled Affiliates not to, directly or indirectly, except as contemplated hereby, grant any proxies or powers of attorney with respect to their Securities, deposit any of their Securities into a voting trust or enter into a voting agreement with respect to any of their Securities, in each case with respect to the matters set forth in
Section 2.1.

         Section 2.3 Irrevocable Proxy. The Stockholder hereby appoints Ari Horowitz and any designee of Ari Horowitz, each of them individually, as the Stockholder's proxy and attorney-in-fact pursuant to the provisions of
Section 212 of the Delaware General Corporation Law, with full power of substitution and resubstitution, to vote or act by written consent until termination of this Agreement with respect to the Securities in accordance with Section 4.3, on, and only on, the matters described in Section 2.1 and in accordance with Section 2.1. This proxy is granted to secure the performance of the duties of the Stockholder pursuant to this Agreement. The Stockholder affirms that this proxy is coupled with an interest and shall be irrevocable so long as the Share Exchange Agreement has not been terminated. The Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy.

                                ARTICLE III

                      REPRESENTATIONS, WARRANTIES AND
                  ADDITIONAL COVENANTS OF THE STOCKHOLDER

         The Stockholder represents, warrants and covenants to Ari Horowitz, as to itself that:

         Section 3.1 Ownership. The Stockholder is the record and beneficial owner of the equity securities of the Company listed beside the Stockholder's name on Schedule I attached hereto as of the date hereof. The equity securities set forth beside the name of the Stockholder on Schedule I constitute all of the shares of capital stock of the Company owned of record or beneficially by the Stockholder as of the date hereof. All of such securities are issued and outstanding, and except as set forth on
Schedule I attached hereto, the Stockholder does not own, of record or beneficially, any warrants, options or other rights to acquire any shares of capital stock of the Company. The securities listed beside the Stockholder's name on Schedule I attached hereto and the certificates representing such securities are now, and at all times during the term hereof will be, held by the Stockholder, or by a nominee or custodian for the benefit of the Stockholder, free and clear of all Liens, proxies, voting trusts or other agreement, arrangement or restriction with respect to the voting of such securities that would prohibit the Stockholder from complying with Section 2.1 hereof with respect to such securities (other than as contemplated by this Agreement).

         Section 3.2 Authority: No Conflicts. The Stockholder has the authority and has been duly authorized by all necessary action (including consultation, approval or other action by or with any other person), to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby. Such actions by the Stockholder require no action by, or in respect of, or filing with, any Governmental Authority with respect to the Stockholder other than any required filings under Section 13 of the Exchange Act. None of the execution and delivery of this Agreement by the Stockholder, the consummation by the Stockholder of the transactions contemplated hereby or compliance by the Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Stockholder is a party or by which the Stockholder or any of the Stockholder's properties or assets may be bound, or (B) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Stockholder or any of the Stockholder's properties or assets.

         Section 3.3 Binding Effect. This Agreement has been duly executed and delivered by the Stockholder and is the valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and by equitable principles to which the remedies of specific performance and injunctive and similar forms of relief are subject.

         Section 3.4 No Finder's Fee. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Stockholder.

         Section 3.5 Reliance by The Company. The Stockholder understands and acknowledges that the Company is entering into the First Amendment to the Share Exchange Agreement in reliance upon the Stockholder's execution and delivery of this Agreement.

         Section 3.6 No Solicitation: Restrictions on Transfers.

                 (a) Prior to the Termination Date, the Stockholder, in its capacity as a stockholder of the Company, shall not, and shall not permit any of its controlled Affiliates (other than the Company, if deemed an Affiliate) or representatives to, directly or indirectly, (i) initiate, solicit or entertain offers from, negotiate with or in any manner knowingly encourage, discuss, accept, or consider any proposal of any other person relating to (w) the acquisition of the capital stock of the Company, or any Subsidiary, securities convertible into or exchangeable for shares of capital stock of the Company or any Subsidiary, (x) the acquisition of the Company's assets or business, in whole or in part, whether directly or indirectly, through purchase, merger, consolidation, business combination, recapitalization, liquidation, dissolution or otherwise, (y) the incurrence of indebtedness by the Company or any Subsidiary, or (z) any other transaction the consummation of which could reasonably be expected to impede, interfere with, prevent, delay or dilute the benefits to the Company of the transactions contemplated by the Documents (other than the transactions contemplated by the Share Exchange Agreement or sales of inventory in the ordinary course) (any of the foregoing being an "Alternative Transaction"), (ii) initiate, participate, engage in, or agree to initiate, participate or engage in negotiations or discussions concerning, or provide to any person or entity any information or data relating to the Company or any Subsidiary, or otherwise cooperate with or assist or participate in, knowingly facilitating or encouraging, any inquiries or the making of any proposal that constitutes an Alternative Transaction, (iii) in connection with any Alternative Transaction, require the Company to abandon, terminate or fail to consummate the transactions contemplated by the Documents, (iv) grant any waiver or release under or amend any standstill, confidentiality or similar agreement entered into by the Company or any of its Affiliates or representatives; (v) agree to, approve or recommend any Alternative Transaction, or (vi) take any other action inconsistent with the obligations and commitments assumed by the Stockholder and its controlled Affiliates pursuant to this Agreement. The Stockholder shall, and shall cause its controlled Affiliates to, immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

                 (b) Prior to the Termination Date, the Stockholder shall, and shall cause its Affiliates to promptly (but in any event within twenty-four (24) hours of receipt or occurrence thereof) advise Ari Horowitz and the Company orally and in writing of any request for information directed to the Stockholder with respect to, or of any inquiry or proposal regarding any Alternative Transaction directed to the Stockholder, the material terms and conditions of such proposal and the identity of the person making such proposal and provide to Ari Horowitz and the Company copies of any written documentation material to understanding or evaluating such request, Alternative Transaction or inquiry. The Stockholder and its Affiliates will keep Ari Horowitz and the Company fully informed of any such proposal.

                 (c) The Stockholder shall not (i) directly or indirectly, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the securities listed beside its name on
Schedule I attached hereto or any interest therein or any shares of Common Stock issuable upon the exercise of stock options or warrants; (ii) except as contemplated by this Agreement, grant any proxies or powers of attorney, deposit any such securities into a voting trust or enter into a voting agreement with respect to any such securities; or (iii) take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing the Stockholder's obligations under this Agreement.

                                ARTICLE IV

                               MISCELLANEOUS

         Section 4.1 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         Section 4.2 Specific Performance. The Stockholder agrees that Ari Horowitz would be irreparably damaged if for any reason the Stockholder fails to perform any of the Stockholder's obligations under this Agreement, and that Ari Horowitz would not have an adequate remedy at law for money damages in such event. Accordingly, Ari Horowitz shall be entitled to seek specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by the Stockholder. This provision is without prejudice to any other rights that Ari Horowitz may have against the Stockholder for any failure to perform its obligations under this Agreement.

         Section 4.3 Amendments; Termination. Neither this Agreement, nor any of the terms or provisions contained herein, may be waived, modified or amended without the prior written consent of Ari Horowitz or the Stockholder, which consent may be withheld in the sole and absolute discretion of Ari Horowitz or the Stockholder. No amendment, modification or termination of this Agreement shall be binding upon any other party unless executed in writing by the parties hereto intending to be bound thereby. This Agreement shall terminate, except with respect to liability for prior breaches thereof, on the earlier to occur of (i) immediately following the Second Closing, and (ii) the termination of the Share Exchange Agreement pursuant to the terms thereof (the date of the earliest of such events being the "Termination Date").

         Section 4.4 Successors and Assigns. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by the Stockholder without the prior written consent of Ari Horowitz. Except as provided in the preceding sentence, any assignment or delegation of rights, duties or obligations hereunder made without the prior written consent of Ari Horowitz shall be void and of no effect. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and permitted assigns.

         Section 4.5 Certain Events. The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Securities of the Stockholder and shall be binding upon any person to which legal or beneficial ownership of such shares shall pass, whether by operation of law or otherwise.

         Section 4.6 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by a reputable air courier service with tracking capability, with charges prepaid, or transmitted by hand delivery or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by facsimile. Notice otherwise sent as provided herein shall be deemed given on the next business day following delivery of such notice to a reputable air courier service:

         (a) if to Ari Horowitz, to him at the following contact information:

                  c/o Opus360 Corporation
                  39 West 13th Street
                  New York, New York  10011
                  Attention: Jean Murphy, Esq.
                  Facsimile: (212)  854-6220

                  and with a copy (which shall not constitute notice) to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  4 Times Square
                  New York, New York  10036
                  Attention: Thomas H. Kennedy, Esq.
                  Facsimile: (212) 735-2000

         and (b) if to the Stockholder, to it at the following contact information:

                  Proha Plc
                  Maapallonkuja 1 A
                  FIN-02210 Espoo
                  Finland
                  Attention: Pekka Pere
                  Facsimile: 011 358 20 4362 500


                  with a copy (which shall not constitute notice) to:

                  White & Case LLP
                  Etelaranta 14
                  FIN-00130 Helsinki, Finland
                  Attn.:  Petri Y.J. Haussila, Esq.
                  Facsimile:  011-358-9-228-64-228

         Section 4.7 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York, and each party hereto submits to the non-exclusive jurisdiction of the state and federal courts within the County of New York in the State of New York. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth in Section 4.6, such service to become effective seven days after such mailing. Nothing herein shall affect the right of Ari Horowitz to serve process in any of the matters permitted by law or to commence legal proceedings or otherwise proceed against the Stockholder in any other jurisdiction. Each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement

         Section 4.8 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter hereof.

         Section 4.9 Waivers and Extensions. Subject to Section 4.3, any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party and Ari Horowitz, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

         Section 4.10 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

         Section 4.11 Schedule. The schedule referred to herein and attached hereto is an integral part of this Agreement and is incorporated herein by reference.

         Section 4.12 Attorney's Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which such party may be entitled.

         Section 4.13 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

         Section 4.14 Counterparts; Facsimile. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. This Agreement may be delivered by a party via facsimile; provided, that, the originally executed signature pages and original documents are delivered to the appropriate parties within two (2) business days.

         Section 4.15 Further Assurances. Each party hereto, upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by this Agreement.

         Section 4.16 Remedies Cumulative. The remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto, including Ari Horowitz, of any other rights or the seeking of any remedies against any other party hereto.

                                 * * * * *

                  IN WITNESS WHEREOF, Ari Horowitz and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.


                                     PROHA PLC


                                     By:  /s/ Pekka Pere
                                          -------------------------------------
                                          Name:  Pekka Pere
                                          Title: Managing Director


                                     By:  /s/ Steven C. Yager
                                          -------------------------------------
                                          Name:  Steven C. Yager
                                          Title: President and CEO, Artemis

                                      ARI HOROWITZ


                                     By:  /s/ Ari Horowitz
                                          ------------------------------------






                     [Voting Agreement signature page]



                          Amount of Shares
Name of Stockholder      Beneficially Owned     Notice Address
------------------       ------------------     --------------


Proha Plc                 73,938,702            Proha Plc
                                                Maapallonkuja 1 A
                                                Fin-02210 Espoo
                                                Finland
                                                Attention:  Pekka Pere
                                                Facsimile: 011 358 20 4362 500






                             TABLE OF CONTENTS


                                                                           Page

ARTICLE I DEFINITIONS.........................................................2

   Section 1.1       Definitions..............................................2

ARTICLE II COVENANTS OF THE STOCKHOLDER.......................................4

   Section 2.1       Agreement to Vote........................................4
   Section 2.2       Proxies and Voting Agreement.............................5
   Section 2.3       Irrevocable Proxy........................................5

ARTICLE III REPRESENTATIONS, WARRANTIES AND  ADDITIONAL
COVENANTS OF THE STOCKHOLDER..................................................5

   Section 3.1       Ownership................................................6
   Section 3.2       Authority: No Conflicts..................................6
   Section 3.3       Binding Effect...........................................6
   Section 3.4       No Finder's Fee..........................................6
   Section 3.5       Reliance by The Company..................................7
   Section 3.6       No Solicitation: Restrictions on Transfers...............7

ARTICLE IV MISCELLANEOUS......................................................8

   Section 4.1       Expenses.................................................8
   Section 4.2       Specific Performance.....................................8
   Section 4.3       Amendments; Termination..................................8
   Section 4.4       Successors and Assigns...................................8
   Section 4.5       Certain Events...........................................8
   Section 4.6       Notices..................................................9
   Section 4.7       Governing Law............................................9
   Section 4.8       Entire Agreement........................................10
   Section 4.9       Waivers and Extensions..................................10
   Section 4.10         Titles and Headings..................................10
   Section 4.11         Schedule.............................................10
   Section 4.12         Attorney's Fees......................................10
   Section 4.13         Severability.........................................10
   Section 4.14         Counterparts; Facsimile..............................11
   Section 4.15         Further Assurances...................................11
   Section 4.16         Remedies Cumulative..................................11